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                                                                   EXHIBIT 10.77
                                 PROMISSORY NOTE


$56,084,000                                                 New York,  New  York
                                                                 January 1, 1995


     FOR VALUE RECEIVED, the undersigned, CIBA CORNING DIAGNOSTICS CORP., a Delaware corporation ("DIAGNOSTICS"), hereby promises to pay to the order of CIBA-GEIGY LIMITED, a Swiss Corporation ("CIBA"), an amount equal to Fifty six million eighty four thousand Dollars ($56,084,000). The entire principal amount outstanding on this Note shall be repaid on January 1, 2000 (or if such date is not a Business Day on the next succeeding Business Day). Interest shall be payable on the same date as the principal amount, as provided above, at an interest rate determined in accordance with the next paragraph of this Note on the outstanding balance of the Note (computed on the basis of the actual number of days principal is outstanding from and including the date hereof, to but excluding the date of repayment, in a year of 365 days) and compounded on a semi-annual basis. All payments shall be made in lawful money of the United States of America in immediately available funds to Ciba at Swiss Bank Corporation, New York, NY, Account Number 0-452-702625-00 or such other account as Ciba may designate in writing. Payments received for value after 3:00 p.m., New York City time, shall be treated as being received on the next succeeding Business Day.

          During the period that (i) there are loans outstanding under the credit facility (the "CREDIT FACILITY") referred to in Section 5.12 of the Investment Agreement dated as of November 20, 1994, among Ciba, Ciba-Geigy Corporation, a New York corporation, CIBA Biotech Partnership Inc., a Delaware corporation, and Chiron Corporation, a Delaware corporation ("CHIRON"), the interest rate per annum on the outstanding balance of this Note shall be the weighted average interest rate per annum for all outstanding loans to Chiron under the Credit Facility and the interest rate hereunder shall be adjusted from time to time simultaneously with any adjustment of such interest rate under the Credit Facility and (ii) there are no loans outstanding under the Credit Facility, the interest rate per annum on the outstanding balance of this Note shall be a floating rate at all times during each calendar quarter during such period equal to LIBOR plus 0.20%. During such times that the interest rate is determined in accordance with clause (i) of the preceding sentence, Diagnostics shall

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notify Ciba in writing within 30 Business Days of the end of each calendar quarter (or, with respect to the last calendar quarter prior to the maturity of this Note, by the end of such calendar quarter) of the information necessary to determine such interest rate and, promptly thereafter, Ciba shall advise Diagnostics in writing of its determination of such interest rate, and Ciba's determination thereof shall be final absent manifest error. During such times that the interest rate is determined in accordance with clause (ii) of the preceding sentence, Ciba, on the first business Day of each calendar quarter, shall advise Diagnostics in writing of its determination of such interest rate (including any resetting thereof in accordance with the definition of LIBOR), and Ciba's determination thereof shall be final absent manifest error.

          Time shall be of the essence with regard to the repayment to Ciba of all sums due and payable under this Note.

          Diagnostics promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due date at the rate of 10% per annum, compounded quarterly (the "DEFAULT RATE"). Diagnostics also agrees to pay on demand all costs and expenses of collecting and enforcing this Note incurred by Ciba or any assignee. Such costs and expenses include, without limitation, reasonable costs of counsel. Interest shall accrue on unpaid costs and expenses from the date of demand to the date of payment at the Default Rate.

          Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), Diagnostics shall not be obligated to pay, and Ciba shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "HIGHEST LAWFUL RATE" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by Ciba in connection with this Note under applicable law.

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          Capitalized terms appearing in this Note if not defined in the operative paragraph hereof are defined in the DEFINITIONS section appearing at the end of this Note.

          Diagnostics has the right at any time and from time to time to prepay principal and any accrued unpaid interest thereon, in whole or in part, upon at least five day's prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to Ciba with a copy to Swiss Bank Corporation. Any such prepayments shall be applied, first, against any accrued unpaid interest then outstanding under the Note and, second, against the principal amount then outstanding under the Note as of the date of such prepayment. Prepayment of any amount of the principal of or interest on this Note shall in no way extend the date of maturity. Such amounts prepaid may not be reborrowed.

          Diagnostics hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder or assignee of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          The payment and any prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; PROVIDED, HOWEVER, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of Diagnostics under this Note.


COVENANTS

          Diagnostics covenants and agrees with Ciba that, so long as any principal or interest under this Note (or cost or expense of collecting or enforcing this Note) shall be unpaid, unless (i) Chiron agrees to guarantee the principal and interest payable under this Note pursuant to an agreement satisfactory in form and substance to Ciba or (ii) Ciba shall otherwise consent in writing, Diagnostics will not, and will not cause or permit any of its subsidiaries to:

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          (a) Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, (x) except to the extent the obligations of Diagnostics under this Note are equally and ratably secured by such property or assets pursuant to documentation in form and substance reasonably satisfactory to Ciba and (y) except:

               (i) Liens on property or assets of Diagnostics and its subsidiaries existing on the date hereof; PROVIDED that such Liens shall secure only those obligations which they secure on the date hereof;

               (ii) any Lien existing on any property or asset prior to the acquisition thereof by Diagnostics or any subsidiary; PROVIDED that
          (x) such Lien is not created in contemplation of or in connection with such acquisition and (y) such Lien does not apply to any other property or assets of Diagnostics or any subsidiary;

               (iii) Liens for taxes not yet due or which are being contested;

               (iv) carriers', warehousemen's, mechanic's, materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due or which are being contested;

               (v) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

               (vi) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than capital lease obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (vii) zoning restrictions, easements, rights-of-way, restrictions on use of real

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          property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Diagnostics or any of its subsidiaries;

               (viii) purchase money security interests in real property, improvements thereto or tangible personal property hereafter acquired (or, in the case of improvements, constructed) by Diagnostics or any subsidiary; PROVIDED that (A) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (B) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (C) such security interests do not apply to any other property or assets of Diagnostics or any of its subsidiaries;

               (ix) Liens on any property or assets of Diagnostics' foreign subsidiaries; PROVIDED, that Diagnostics and its U.S. subsidiaries shall not transfer property or assets to Diagnostics' foreign subsidiaries for the purpose of avoiding the prohibition of this paragraph (a);

               (x) judgment Liens, if, within 60 days after the entry thereof, the judgment secured thereby shall have been discharged, vacated, reversed or execution thereof shall have been stayed pending appeal, or shall have been discharged, vacated or reversed within 60 days after expiration of any such stay;

               (xi) Liens to secure indebtedness from time to time outstanding; PROVIDED, that any such indebtedness secured by Liens which are not otherwise permitted by clauses (i) through (x) above or clause (xii) below does not exceed $25 million in the aggregate; and

               (xii) extensions, renewals and replacements of Liens permitted under clauses (i) through (xi) above, PROVIDED, that any such extension, renewal

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          or replacement Lien shall be limited to the property encumbered by the
          Lien extended, renewed or replaced and the principal amount of indebtedness secured by any such extension, renewal or replacement
          Lien shall not exceed the principal amount of the indebtedness secured by the Lien extended, renewed or replaced which is outstanding at the time of such extension, renewal or replacement.

          (b) Cause, through any action or otherwise (including the declaration or making of any dividend or distribution with respect to its capital stock or through the transfer or disposition of any assets), other than through the operation of their businesses in the ordinary course, the consolidated shareholders' equity of Diagnostics and its consolidated subsidiaries at any time to be less than the greater of (A) $84 million and (B) the sum of X minus Y minus Z, where X equals $135 million, Y equals the amount of any purchase accounting adjustments to Diagnostics' consolidated shareholders' equity arising out of the transactions contemplated by the Investment Agreement, and Z equals the amount of any reductions in Diagnostics' consolidated shareholders' equity arising out of any agreement with Ciba by Chiron to assume sponsorship of or any liability under any defined benefit pension plan or any supplemental retirement plan covering employees of Diagnostics or its subsidiaries (all as determined in accordance with U.S. generally accepted accounting principles consistently applied).


EVENTS OF DEFAULT

          In case of the happening of any of the following events ("EVENTS OF DEFAULT"):

          (a) Chiron or Diagnostics shall assert, or a court of competent jurisdiction shall determine pursuant to a final, nonappealable judgment, that this Note (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors' rights generally) shall not be enforceable in accordance with its terms;

          (b) a failure to perform or observe any term, covenant or agreement contained above under the caption

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     "COVENANTS" in this Note, which failure is not cured within 30 days of such failure;

          (c) a failure to perform or observe any term, covenant or agreement contained in this Note (other than those referred to in the preceding clause (b)), which failure is not cured within 30 days of receipt by Diagnostics of notice of such default;

          (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Chiron, Diagnostics or any of their Significant U.S. Subsidiaries, or of a substantial part of the property or assets of Chiron, Diagnostics or any of their Significant U.S. Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law,
     (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Chiron, Diagnostics or any of their Significant U.S. Subsidiaries or for a substantial part of the property or assets of Chiron, Diagnostics or any of their Significant U.S. Subsidiaries or (iii) the winding-up or liquidation of Chiron, Diagnostics or any of their Significant U.S. Subsidiaries, and such proceeding or petition is not dismissed within 60 days or an order for relief is entered against Diagnostics, Chiron or such Significant U.S. Subsidiary, as applicable;

          (e) Chiron or its subsidiaries (except Diagnostics and its subsidiaries) shall fail collectively to own more than 50% of the voting stock of Diagnostics or any successor entity; and

          (f) Chiron, Diagnostics or any of their Significant U.S. Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (d) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Chiron, Diagnostics or any of their Significant U.S.

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     Subsidiaries or for a substantial part of the property or assets of Chiron,
     Diagnostics or any of their Significant U.S. Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

then, and in every such event (other than an event with respect to Chiron, Diagnostics or any of their Significant U.S. Subsidiaries described in paragraph
(d) or (f) above), and at any time thereafter during the continuance of such event, Ciba may, by notice to Diagnostics, take the following action: declare any and all principal or interest (and any other amounts) then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of this Note so declared to be due and payable, together with accrued interest thereon (and any other amounts), shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Diagnostics, anything contained herein to the contrary notwithstanding; and in any event with respect to Diagnostics described in paragraph (d) or (f) above, the principal then outstanding, together with accrued interest thereon (and any other amounts), shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived by Diagnostics, anything contained herein to the contrary notwithstanding.


DEFINITIONS

          "BUSINESS DAY" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

          "LIBOR" shall mean, with respect to any calendar quarter, the arithmetic mean of the offered rates for deposits in U.S. dollars for a principal amount closest to the principal amount outstanding at such time under this Note for a period of 90 days which appear on the Reuters Screen LIBO Page (on the Reuter Monitor Money Rate Service) as of 11:00 a.m., London time, on the day that is two London

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banking days prior to the commencement of such calendar quarter.

          "LIEN" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Note, Diagnostics or any subsidiary of Diagnostics shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "SIGNIFICANT U.S. SUBSIDIARY" shall mean, with respect to any person, any subsidiary of such person that constitutes a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission and that is a U.S. subsidiary of such person.

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          This Note shall be construed in accordance with and governed by the laws of the State of New York.


                                             CIBA CORNING DIAGNOSTICS
                                             CORP.,



                                               by /s/ C. William Zadel
                                                  ------------------------------
                                                  Name:  C. William Zadel
                                                  Title  President

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                                    PAYMENTS


Payments            Payments                           Name of Person
of                  of                                 Making
Principal           Interest            Date           Notation
---------           --------            ----           --------